UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2025

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 15, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”).  The shareholders of the Company voted on three proposals at the Annual Meeting.  The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 6, 2025. The final results for the votes regarding each proposal are set forth below.

1.	Election of Directors

At the Annual Meeting, the following person was duly elected as a Class 1 director, to serve until the Company’s 2027 Annual Meeting of Shareholders:

John P. Painter II
For	2,481,949
Withheld	275,998
Broker Non-Votes	648,527

At the Annual Meeting, the following persons were duly elected as Class 2 directors, to serve until the Company’s 2028 Annual Meeting of Shareholders:

	Thomas E. Freeman	Christopher W. Kunes	Terry B. Osborne	David Z. Richards, Jr.
For	2,365,553	2,445,806	2,491,206	2,481,952
Withheld	392,394	312,141	266,741	275,995
Broker Non-Votes	648,527	648,527	648,527	648,527

2.	Ratification of S.R. Snodgrass, P.C. as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
3,186,380	209,424	10,670	-

3.	Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement
At the Annual Meeting, the Company’s shareholders approved, by non-binding advisory vote, the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:
Votes For	Votes Against	Abstentions	Broker Non-Votes
2,417,208	306,004	34,735	648,527

The results reported above are final voting results.
Item 8.01. Other Events.
As previously disclosed, Alletta M. Schadler retired from the Board of Directors of the Company (the “Board”) and from the Board of Directors of First Citizens Community Bank (the “Bank Board”) immediately prior to the Annual Meeting. Following Ms. Schadler’s retirement, the size of the Board was reduced from thirteen (13) to twelve (12) directors, and the size of the Bank Board was reduced from fourteen (14) to thirteen (13) directors.
On April 16, 2025, the Company issued a press release related to the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description
99.1	Press Release dated April 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

April 17, 2025	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer